Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

The undersigned certify pursuant to 18 U.S.C. § 1350 as adopted pursuant to section 906 of the Sarbanes-OxleyAct of 2002, that:

(1) The accompanying Minn-Dak Farmers Cooperative Annual Report on Form 10-K for the period ended August 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 1, 2011	/s/ David H. Roche
President and
Chief Executive Officer

/s/ Steven M. Caspers
Executive Vice President and
Chief Financial Officer

A signed original of this statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commissions or its staff upon request.

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